The IPO Plus
                                Aftermarket Fund
 ................................................................................

                                  ANNUAL REPORT
                               September 30, 1998


Dear Shareholders:

After producing solid returns through March 1998, we encountered the worst bear market in IPOs in over ten years. IPO issuance came to a halt in mid-August and there was only one IPO in September. The 23% appreciation that the IPO Plus Aftermarket Fund (the "IPO Fund") had built through March 31, 1998 was erased by last summer's market plunge. As of September 30, 1998 the IPO Fund was down -10%.

The cascading financial crises in Asia, South America and Russia have had a negative effect on liquidity and the availability of credit worldwide. Stock prices fell significantly because sellers panicked and no one wanted to buy. All but companies with the highest credit ratings found it difficult to borrow. Prospective IPOs were postponed because no one wanted to buy at the prices at which the companies wanted to sell.

One of the reasons why the IPO Fund and other small capitalization or aggressive growth funds lost so much value in the recent market turbulence was that institutional investors indiscriminately sold what they perceived as risky stocks and fled to well-known, large capitalization equities and U.S. government securities. In the process, they drove stocks to low prices that did not reflect the positive fundamentals of many of these smaller capitalization, less well known companies.

This leads us to two questions. First, is the IPO market going to recover? And second, what is the IPO Fund's strategy?

We are already seeing signs that the IPO market is recovering. While many prospective deals have been justifiably postponed, the IPOs that are coming forward are the most compelling investments. For example, oil giant Conoco, a spin off from the well known chemical company DuPont, went public in October, the U.S.'s largest IPO ever. Fox Entertainment, the fourth largest television network, debuted in early November. The IPO Fund invested in each of these companies.

With low interest rates and a growing U.S. economy, we see many compelling IPOs queued up to go public in the months ahead. History shows that the best time to buy IPOs is when sentiment is at its worst.

During the summer, the IPO Fund raised cash, selling stocks that we believed would suffer the most in the global turmoil. With many stocks selling at bargain basement prices, we added new securities such as American Tower, a leading provider of towers to wireless communication companies. We also increased our investments in stocks that sold off, such as Aurora Foods, a June IPO. As the IPO market has become active again, we have been deploying our cash in IPOs.

We wish to express our thanks to our investors during these difficult times. Careful stock selection enabled the IPO Fund to achieve superior +23% returns through the March 1998 quarter, compared to the Russell 200, which was up only +10%. The same good stock selection cushioned the IPO Fund from the worst of the bear market turmoil, resulting in the IPO Fund being down -10% through the September quarter, compared to a larger -17% decline in the Russell 2000 over the same period.

We are pleased to report that during the month of October the IPO Fund rebounded 5% compared to a 4% rise in the Russell 2000. We remain committed to pursuing the investment strategy you expect of us purchasing IPOs on the offering and in the aftermarket using Renaissance Capital's proprietary research.

Sincerely,




Renaissance Capital
November 16, 1998


Portfolio of Investments
 ................................................................................

                                      As of
                               September 30, 1998









Common Stock (86.1%)                           Shares               Value
                                             ------------         -----------

Business Services (13.7%)
Convergys Corp.*                                  15,000            $224,062
Neff Corp.*                                       37,900             379,000
Provant, Inc.*                                     2,000              29,750
School Specialty, Inc.*                           15,100             232,163
Young & Rubicam, Inc.*                             4,700             133,362
                                                                  -----------
                                                                     998,337
                                                                  -----------

Capital Goods & Services (5.0%)
CompX International, Inc.*                        21,100             363,975
                                                                  -----------

Computer/Internet (15.8%)
BindView Development Corp.*                        8,000             161,000
Equant NV-NY*                                     12,000             552,000
GeoCities*                                         8,000             186,000
NeoMagic Corp.*                                   22,100             254,150
                                                                  -----------
                                                                   1,153,150
                                                                  -----------

Consumer Cyclical (4.1%)
Columbia Sportswear Co.*                           8,500             139,188
Gerber Childrenswear, Inc.*                       20,000             158,750
                                                                  -----------
                                                                     297,938
                                                                  -----------
Consumer Staples (9.3%)
Aurora Foods Inc/DE*                              15,000             206,250
Keebler Foods Co.*                                18,000             468,000
                                                                 ------------
                                                                     674,250
                                                                 ------------
Energy (2.2%)
Santa Fe International Corp.                      10,400             159,900
                                                                 ------------

                        See Notes to Financial Statements



                            Portfolio of Investments
 ................................................................................
                                   (Continued)

Financial (17.2%)
CB Richard Ellis Services, Inc.*                  10,400             208,650
Heller Financial Inc. Class A*                    10,000             240,000
E*TRADE Group, Inc.*                              19,800             370,012
Waddell & Reed Financial, Inc. Class A            23,000             437,000
                                                                 ------------
                                                                   1,255,662
                                                                 ------------

Health Care (4.9%)
Ocular Sciences, Inc.*                            17,000             357,000
                                                                 ------------

Retail (6.2%)
Cost Plus, Inc.*                                  12,500             332,813
dELiA*s Inc.*                                     18,000             119,250
                                                                 ------------
                                                                     452,063
                                                                 ------------

Telecom Services (7.7%)
American Tower Corp. Class A*                     10,000             255,000
Hyperion Telecommunications Corp. Class A*        30,000             176,250
RELTEC Corp.*                                      9,000             132,750
                                                                 ------------
                                                                     564,000
                                                                 ------------
Total Common Stocks (Cost
$8,682,157)                                                        6,276,275
                                                                 ------------

US Government Securities (8.4%)
US Treasury Bills due 10/22/98 to 12/17/98
   Face amount of $617,000 (Cost $611,780)                           612,137
                                                                  -----------
Total Government Securities                                          612,137
                                                                  -----------
Total Investments (94.5%) (Cost $9,293,937) (a)                    6,888,412
Other Assets and Liabilities (Net) (5.5%)                            399,302
                                                                  ===========
Net Assets (100%)                                                 $7,287,714
                                                                  ===========


   * Non-income producing

(a) The cost for federal income tax purposes was $9,293,937. At September 30, 1998, net unrealized depreciation for all securities based on tax costs was $2,405,525. This consisted of aggregate gross unrealized appreciation for all securities of $178,787 and aggregate gross unrealized Depreciation for all securities of $2,584,312.

                        See Notes to Financial Statements


                              Financial Highlights
 ................................................................................









 ................................................................................
              For a Share Outstanding Throughout the Period
          From December 19, l997 (commencement of operations) to
                            September 30, l998


Net Asset Value, Beginning of Period                              $12.50
                                                              -----------

Income From Investment Operations
Net Investment (Loss)                                              (0.08)

Net Realized and Unrealized (Loss)                                 (1.23)
                                                              -----------
Total from Investment Operations                                   (1.31)
                                                              -----------

Net Asset Value, End of Period                                     $11.19
                                                              ===========

Total Return                                                      (10.48)% **

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)                             $7,288
Ratio of Expenses to Average Net Assets                             2.50% *
Ratio of Net Investment Loss to Average Net Assets                 (0.96)% *
Ratio of Expenses to Average Net
Assets                                                                   *
     (excluding waivers)                                            4.45%
Ratio of Net Investment Loss to Average Net Assets
     (excluding waivers)                                           (2.99)% *

Portfolio Turnover Rate                                            71.26%





*    Annualized
**  Not Annualized



                        See Notes to Financial Statements


 ................................................................................
                       Statement of Assets and Liabilities




 .
                           September 30, l998


Assets
Investment Securities, at Value, (cost  $9,293,937)              $6,888,412
Receivable for Investments Sold                                     456,811
Organizational Costs--Note A                                         97,442
Receivable from Investment Adviser--Note B                           21,353
Dividends and Interest Receivable                                       338
Other Assets                                                          5,604
                                                              --------------
Total Assets                                                      7,469,960
                                                              --------------

Liabilities
Payable to Custodian Bank                                            85,594
Payable for Investments Purchased                                    25,250
Payable for Administrative Fee--Note C                               17,533
Payable for Portfolio Shares Redeemed                                 5,486
Payable for Distribution Fees--Note D                                 1,554
Payable for Shareholder Services Fees--Note D                         1,554
Accrued Expenses                                                     45,275
                                                              --------------
Total Liabilities                                                   182,246
                                                              --------------

Net Assets                                                       $7,287,714
                                                              ==============

Net Assets Consist of:
Paid in Capital                                                  $9,849,559
Accumulated Net Realized Loss on Investments                      (156,320)
Net Unrealized Depreciation on Investments                      (2,405,525)
                                                              ==============
Net Assets                                                       $7,287,714
                                                              ==============

Net Asset Value, Offering and Redemption Price per Share
($7,287,714 / 651,301 shares of
     Beneficial interest, without par value, unlimited
     Number of shares authorized)                                    $11.19
                                                              ==============

                        See Notes to Financial Statements

 ...............................................................................
                             Statement of Operations
             From December 19, 1997 (commencement of operations) to
                               September 30, l998

Investment Income
Dividends                                                             $7,963
Interest                                                              75,520
                                                              ---------------
Total Investment Income                                               83,483
                                                              ---------------

Expenses
Investment Adviser--Note B
     Basic Fees                                      $81,155
     Less: Fees Waived                               (81,155)              -
                                                  ------------
Administrative Fees--Note C                                            29,387
Distributions Fee--Note D                                              13,521
Shareholder Services Fees--Note D                                      13,521
Trustees' Fees--Note E
     Basic Fees                                        6,500
     Less: Fees Waived                                (6,500)              -
                                                  ------------
Federal and State Registration                                        32,746
Legal                                                                 25,000
Shareholder Reports                                                   13,141
Auditing                                                               7,500
Amortization of Organizational Costs--Note A                          18,118
Other Expenses                                                         4,671
                                                              ---------------
Total Expenses                                                       157,605
Fees Assumed by the Investment Adviser--Note B                       (22,451)
                                                              ---------------
Net Expenses                                                         135,154
                                                              ---------------

Net Investment Loss                                                  (51,671)
                                                              ---------------

Realized and Unrealized Loss on Investments
Net Realized Loss on Investments                                    (156,320)
Net Unrealized Appreciation/Depreciation
     during the Period on Investments                             (2,405,525)
                                                              ---------------
Net Loss on Investments                                           (2,561,845)
                                                              ---------------

Net Decrease in Net Assets Resulting from Operations             $(2,613,516)
                                                              ===============

                        See Notes to Financial Statements

 ...............................................................................
                       Statement of Changes in Net Assets
             From December 19, l997 (commencement of operations) to
                               September 30, l998



Increase in Net Assets from Operations
Net Investment                                                         $(51,671)
Loss
Net Realized Loss from Investments                                     (156,320)
Net Unrealized Appreciation/Depreciation on Investments              (2,405,525)
                                                                   -------------
Net Decrease in Net Assets Resulting from Operations                 (2,613,516)
                                                                   -------------

Fund Share Transactions
Proceeds from Shares Sold                                            12,817,811
Cost of Shares Redeemed                                              (3,018,581)
                                                                   -------------
Net Increase from Fund Share Transactions                             9,799,230
                                                                   -------------

Total Increase in Net Assets                                          7,825,813

Net Assets
Beginning of Period
                                                                         102,000
                                                                   -------------
End of Period                                                        $7,287,714
                                                                   =============


Increase (Decrease) in Fund Shares Issued
Number of Shares Sold                                                    868,305
Number of Shares Redeemed                                              (217,004)
                                                                   -------------
Net Increase in Fund Shares
                                                                         651,301
                                                                   =============









                        See Notes to Financial Statements

 ...............................................................................

                          Notes to Financial Statements
                               September 30, l998



The IPO Plus Aftermarket Fund ("IPO Fund") is a series of Renaissance Capital Greenwich Funds ("Renaissance Capital Funds"), a Delaware Trust, operating as a registered, diversified, open-end investment company. Renaissance Capital Funds, organized on February 3, 1997, may issue an unlimited number of shares and classes of the IPO Fund.

The investment objective of the IPO Fund is to seek capital appreciation by investing in the common stocks of Initial Public Offerings on the offering and in the aftermarket.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are followed by the IPO Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were not transactions, are valued at the average of the most recent bid and asked prices. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the IPO Fund's Board of Trustees.

Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees.

2. FEDERAL INCOME TAXES: It is the IPO Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. DISTRIBUTIONS TO SHAREHOLDERS: The IPO Fund will normally distribute substantially all of its net investment income in December. Any realized net capital gains will be distributed annually. All distributions are recorded on the ex-dividend date. The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles.

4. REPURCHASE AGREEMENTS: The IPO Fund may enter into repurchase agreements. Under the terms of a repurchase agreement, the IPO Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including

 ...............................................................................
                         Notes to Financial Statements
                                   (continued)


accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the IPO Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the IPO Fund was delayed pending court action.

5. ORGANIZATIONAL COSTS: Costs incurred by the IPO Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight line basis over a five-year period.

Renaissance Capital Corporation "Renaissance Capital" agreed to advance the organization expenses incurred by the IPO Fund and was reimbursed for such expenses after commencement of the IPO Fund's operations. The organization expenses will be amortized over a period of five years commencing after the effective date of the IPO Fund's Registration Statement.

6. OTHER: Security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

B. INVESTMENT ADVISER: Under the terms of an Investment Advisory Agreement with Renaissance Capital, a registered investment adviser, the IPO Fund agrees to pay Renaissance Capital an annual fee equal to 1.50% of the average daily net assets of the IPO Fund and payable monthly. Additionally, Renaissance Capital has voluntarily agreed to defer or waive fees or absorb some or all of the expenses of the IPO Fund in order to limit Total Fund Operating Expenses to 2.5%. During period ended September 30,1998 Renaissance Capital deferred fees of $81,155 and reimbursed expenses of $22,451. These deferrals and reimbursements are subject to later recapture by Renaissance Capital for a period of three years.

C. FUND ADMINISTRATION: Under an Administration and Fund Accounting Agreement (the "Administration Agreement"), Chase Global Funds Services Company (the "Administrator"), generally supervises certain operations of the IPO Fund, subject to the over-all authority of the Board of Trustees. For its services, the Administrator receives a maximum annual fee of .17%, computed daily and payable monthly as a percent of assets under management.

D. SHAREHOLDER SERVICES: The IPO Fund has adopted a Distribution and Shareholder Services Plan ("the Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes the IPO Fund, as determined from time to time by the Board of Trustees, to pay up to .50% of the IPO Fund's average daily net assets for distribution and shareholder servicing.

Total annual fee for distribution of the IPO Fund's shares which is payable monthly, will not exceed .25% of the average daily net asset value of shares invested in the IPO Fund by customers of the broker-dealers or distributors.

Each shareholder servicing agent receives an annual fee which is payable monthly up to .25% of the average daily net assets of shares of the IPO Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship.

E. TRUSTEES' FEES: For the period ended September 30, 1998, the Trustees have agreed to waive their fees.

F. PURCHASES AND SALES: For the period ended September 30, 1998, the IPO Fund made purchases of approximately $12,966,579 and sales of approximately $4,127,818 of investment securities other than long-term U.S. Government and short-term securities.

G. OTHER: Investing in Initial Public Offerings entails special risks, including limited operating history of the companies, unseasoned trading, high portfolio turnover and limited liquidity.





                       REPORT OF INDEPENDENT ACCOUNTANTS
                     ......................................


To the Shareholders
and Board of Directors
of Renaissance Capital Greenwich Funds

We have audited the accompanying statement of assets and liabilities of The IPO Plus Aftermarket Fund, a series of shares of Renaissance Capital Greenwich Funds, including the portfolio of investments, as of September 30, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets, and the financial highlights in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The IPO Plus Aftermarket Fund as of September 30, 1998, the results of their operations for the year then ended, the changes in net assets and the financial highlights in the period then ended, in conformity with generally accepted accounting principles.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
November 6, 1998

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